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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934.

                        Date of Report: November 7, 2005
                        (Date of earliest event reported)

                               Sky Petroleum, Inc.
             (Exact name of registrant as specified in its charter)

               TX                      333-127940              32-0027992
  (State or other jurisdiction        (Commission             (IRS Employer
       of incorporation)              File Number)       Identification Number)

            108 Wild Basin Road, Suite 222                       78746
       (Address of principal executive offices)                (Zip Code)

                                  512-437-2582
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01. OTHER EVENTS

Sky Petroleum Appoints Brent Kinney as CEO

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits 99.1

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 3, 2005                            SKY PETROLEUM, INC.

                                                   By: /s/ Michael Noonan
                                                       -------------------------
                                                       Michael Noonan
                                                       VP Corporate

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                                  EXHIBIT INDEX

EXHIBIT NO.                                 DESCRIPTION
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    99.1           Press Release of Sky Petroleum, Inc. dated November 3, 2005